Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Event
Subsequent Events

2016 Common Units Offering
On May 10, 2016, we completed the public offering of an aggregate of 12,650,000 common units representing limited partner interests at a price of $52.40 per common unit. We received proceeds (net of underwriting discounts) of $655.6 million from the offering, which we utilized to partially repay the notes payable assumed in the Subsequent Fractionator Acquisition.

Explorer Pipeline Company Acquisition
On July 25, 2016, we announced that we have agreed to acquire an additional 2.5 percent equity interest in Explorer Pipeline Company. This acquisition will increase our ownership interest from 19.46 percent to approximately 22 percent. The acquisition is expected to close in August 2016, subject to normal regulatory review.